SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 17, 2003
 ...............................................................................
                Date of Report (Date of earliest event reported)


                                  NANNACO, Inc.
.................................................................................
             (Exact name of registrant as specified in its charter)

           Texas                      333-109425               74-2891747
................................................................................
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


                  9739 Cobb Street, #1 San Antonio, Texas 78217
   ..........................................................................
               (Address of principal executive offices) (Zip Code)

                                 (210) 545-3570
          ............................................................
               Registrant's telephone number, including area code

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

(a) On or around October 14, 2003, as consideration for employment services and issued pursuant to his employment agreement in lieu of cash compensation, Seventy Five Million (75,000,000) shares of common stock of NANNACO, Inc., a Texas corporation ("NANNACO" or the "Registrant"), were issued to Andrew DeVries, III (the "Issuance"), resulting in a change of control of the Registrant. Subsequent to the Issuance, Andrew DeVries, III ("DeVries"), indirectly or directly beneficially owns 77.75% percent of the voting securities of the Registrant. By virtue of the Issuance, control was assumed by DeVries from various common stock shareholders of the Registrant, none of which, by themselves, had direct or indirect control of the Registrant.

Security Ownership of Certain Beneficial Owners.

----------------------- ------------------------------- -------------------------- --------------------------
Title of Class          Name    and     Address     of  Amount   and   Nature  of  Percent of Class
                        Beneficial Owner                Beneficial Owner
----------------------- ------------------------------- -------------------------- --------------------------
Common Stock            Cede & Co.                      8,135,200                  6.7%
                        Box 20
                        Bowling Green Station
                        New York, NY 10004
----------------------- ------------------------------- -------------------------- --------------------------
Common Stock            Andrew DeVries, III             93,175,000                 77.75%
                        2935 Thousand Oaks #261
                        San Antonio, TX 73247
----------------------- ------------------------------- -------------------------- --------------------------

Security Ownership of Management.


----------------------- ------------------------------- -------------------------- --------------------------
Title of Class          Name    and     Address     of  Amount   and   Nature  of  Percent of Class
                        Beneficial Owner                Beneficial Owner
----------------------- ------------------------------- -------------------------- --------------------------
Common Stock            Andrew DeVries, III             93,175,000                 77.75%
                        2935 Thousand Oaks #261
                        San Antonio, TX 73247
----------------------- ------------------------------- -------------------------- --------------------------


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On or around October 14, 2003, as consideration for employment services and issued pursuant to his employment agreement in lieu of cash compensation, Seventy Five Million (75,000,000) shares of common stock of the Registrant were issued to DeVries. DeVries is an affiliate of the Registrant, is the sole officer and director of the Registrant and, subsequent to the issuance, is its majority shareholder, holding 77.75% of the issued and outstanding capital stock of NANNACO. Prior to the Issuance, DeVries held Eighteen Million One Hundred Seventy Five Thousand (18,175,000) shares, 40.5% of the issued and outstanding stock of the Registrant.


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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  None.

(c)  The following exhibits are filed as part of this report:

     10.1 Employment Agreement between NANNACO, Inc., and Andrew DeVries, III.








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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NANNACO, Inc.
                                            (Name of Registrant)


Date:  November 17, 2003                    /s/ Andrew DeVries, III
                                            ------------------------------------
                                            By: Andrew DeVries, III
                                            Its: C.E.O.








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